UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2020
PERSPECTA INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38395	82-3141520
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 571-313-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Perspecta Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on August 5, 2020. At the Annual Meeting, the Company’s shareholders voted on four proposals. The final voting results for each proposal are set forth below.

Proposal One: Shareholders elected the following directors to hold office until the 2021 Annual Meeting of Shareholders or until their respective successors are elected and qualified:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sanju K. Bansal	140,533,864	871,336	102,853	7,906,978
Sondra L. Barbour	140,556,134	855,125	96,794	7,906,978
John M. Curtis	138,224,493	2,825,430	458,130	7,906,978
Lisa S. Disbrow	141,310,625	100,696	96,732	7,906,978
Glenn A. Eisenberg	125,420,141	15,982,464	105,448	7,906,978
Pamela O. Kimmet	141,307,695	102,494	97,864	7,906,978
Ramzi M. Musallam	127,325,707	14,077,078	105,268	7,906,978
Philip O. Nolan	140,114,505	1,289,451	104,097	7,906,978
Betty J. Sapp	141,311,765	100,535	95,753	7,906,978
Michael E. Ventling	141,298,863	104,724	104,466	7,906,978

Proposal Two: Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 2, 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
149,127,761	138,150	149,120	N/A

Proposal Three: Shareholders approved, on a non-binding, advisory basis, the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
139,157,774	2,166,486	183,793	7,906,978

Proposal Four: Shareholders approved the Perspecta Inc. Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,150,614	255,427	102,012	7,906,978

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTA INC.

Dated: August 7, 2020	By:	/s/ James L. Gallagher
	Name:	James L. Gallagher
	Title:	General Counsel and Secretary